Exhibit 99.3
NUCRYST Pharmaceuticals Corp.
9th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

000001
SAM SAMPLE 123 SAMPLES STREET SAMPLETOWN SS X9X X9X	Security Class COMMON SHARES

Holder Account Number

C9999999999 I N D
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Form of Proxy - Annual General Meeting to be held on May 3, 2007
This Form of Proxy is solicited by and on behalf of Management.
Notes to proxy
1.	Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.	If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3.	This proxy should be signed in the exact manner as the name appears on the proxy.

4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5.	The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.
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6.	The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.	This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.

8.	This proxy should be read in conjunction with the accompanying documentation provided by Management.

9.	Proxies must be received by our transfer agent, Computershare Trust Company of Canada, Attention Proxy Department, 9th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1, facsimile: within North America at (866) 249-7775 or outside North America at (416) 263-9524, no later than May 1, 2007 at 4:30 p.m. Eastern Daylight Time or, if the Meeting is adjourned or postponed, no later than 4:30 p.m. (Eastern Daylight Time) on the second-last business day prior to the date on which the Meeting is adjourned or postponed. Proxies received by Computershare after this time will not be accepted; however, the Chairman of the Meeting may determine, in his sole discretion, to accept a proxy that is delivered in person to the Chairman at the Meeting as to any matter in respect of which a vote has not already been cast.
Proxies submitted must be received by 4:30 pm, Eastern Time, on May 1, 2007.

+	SAM SAMPLE	C9999999999	+
IND C01

Appointment of Proxyholder
I/We being holder(s) of NUCRYST Pharmaceuticals Corp. hereby appoint: Barry M. Heck, as a Director of the Company, or failing him, Scott H. Gillis, a Director of the Company	OR	Enter the name of the person you are appointing if this person is someone other than the foregoing.
as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of NUCRYST Pharmaceuticals Corp. to be held at The Hilton Boston Financial District Hotel, Kellogg Ballroom, 89 Broad Street, Boston, MA, on May 3, 2007 at 10:00 am and at any adjournment thereof.
VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.
1. Election of Directors
Management recommends that you vote FOR all of the nominees as outlined in the Information Circular.
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For	Withhold

☐	☐
Vote FOR or WITHHOLD for all nominees proposed by Management

	For	Withhold

2. Appointment of Auditors Appointment of Deloitte & Touche LLP, as auditors and the authorization of the board of directors of the Company to fix the auditors’ remuneration.	☐	☐

The undersigned instructs the above-named proxyholder to act on each of the matters itemized above as directed. If no direction is given, such proxyholder shall vote for the election of the nominees listed in the Information Circular as directors and for the appointment of Deloitte & Touche LLP as auditors and the authorization of the directors to fix the auditors’ remuneration. The undersigned hereby confers discretionary authority upon such proxyholder to vote, in accordance with his or her best judgement, with respect to amendments or variations to the matters outlined above and with respect to matters other than those listed in the notice calling the Meeting and which may properly come before the Meeting. At the date hereof, Management knows of no such amendment, variation or other matter.
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Authorized Signature(s) — This section must be completed for your instructions to be executed.	Signature(s)	Date

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.
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